Exhibit 99.4

Execution Copy

AMERICAN HONDA RECEIVABLES LLC,
as Seller,

HONDA AUTO RECEIVABLES 2011-3 OWNER TRUST,
as Initial Secured Party,

AMERICAN HONDA FINANCE CORPORATION,
as Servicer

UNION BANK, N.A.,
as Indenture Trustee,
as Assignee-Secured Party,

and

UNION BANK, N.A.,
as Securities Intermediary

 CONTROL AGREEMENT

Dated October 21, 2011

TABLE OF CONTENTS

		Page
ARTICLE ONE
DEFINITIONS

Section 1.01.	General Definitions	1

Section 1.02.	Incorporation of UCC by Reference	2

ARTICLE TWO
ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS

Section 2.01.	Establishment of Securities Accounts	2

Section 2.02.	“Financial Assets” Election	3

Section 2.03.	Entitlement Orders	3

Section 2.04.	Subordination of Lien, Waiver of Set-Off	3

Section 2.05.	Notice of Adverse Claims	3

ARTICLE THREE
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY

Section 3.01.	Representations, Warranties and Covenants of the Securities Intermediary	4

Section 3.02.	Duties and Liabilities of the Securities Intermediary Generally	4

ARTICLE FOUR
MISCELLANEOUS

Section 4.01.	Choice of Law; Submission to Jurisdiction; Waiver of Jury Trial	5

Section 4.02.	Conflict with other Agreements	6

Section 4.03.	Amendments	6

Section 4.04.	Successors and Assigns	6

Section 4.05.	Notices	6

Section 4.06.	Termination	7

Section 4.07.	Counterparts	7

Section 4.08.	Limitation of Liability of Owner Trustee	7

Section 4.09.	Rights of the Indenture Trustee	7

Section 4.10.	Communications with Rating Agencies	7

-i-

This Control Agreement, dated October 21, 2011 (this “UAgreementU”), is among American Honda Receivables LLC (the “USellerU”), Honda Auto Receivables 2011-3 Owner Trust (the “UInitial Secured PartyU”), American Honda Finance Corporation (the “Servicer”), Union Bank, N.A., as indenture trustee (the “UAssignee-Secured PartyU”), and Union Bank, N.A., as securities intermediary (the “USecurities IntermediaryU”).

RECITALS

WHEREAS, pursuant to the Sale and Servicing Agreement, the Seller has transferred to the Initial Secured Party, investment property consisting of Securities Accounts (hereinafter defined), related securities entitlements and the financial assets and other investment property from time to time included therein (collectively, the “Investment Property”).

WHEREAS, the Initial Secured Party has pledged and assigned its rights in the Investment Property to the Assignee-Secured Party pursuant to the Indenture to secure payment of the Notes;

WHEREAS, pursuant to the Indenture, on the date on which the lien of the Indenture is released, rights with respect to the Investment Property shall be transferred back to the Initial Secured Party;

WHEREAS, the parties hereto desire (i) that the security interest of the Assignee-Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the UCC and (ii) to make provision for the perfection in a similar manner of the Initial Secured Party’s security interest following release of the lien of the Indenture.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01.       UGeneral DefinitionsU.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“UAgreementU” has the meaning set forth in the Preamble.

“UAssignee-Secured PartyU” has the meaning set forth in the Preamble.

“UEntitlement HolderU” means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.

“UIndentureU” means the Indenture, dated October 21, 2011, between the Initial Secured Party and the Assignee-Secured Party.

“UInitial Secured PartyU” has the meaning set forth in the Preamble.

“UNotesU” has the meaning set forth in the Indenture.

“UPersonU” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“USecurities AccountsU” means account number 6711964003 in the name “Honda Auto 2011-3 Owner Trust Reserve Fund Account” and account number 6711964004 in the name “Honda Auto 2011-3 Owner Trust Yield Supplement Account”, established with the Securities Intermediary, or an affiliate thereof, pursuant to the Indenture, together with any successor accounts established pursuant to the Indenture, or, after release of the lien of the Indenture, the Trust Agreement.

“USale and Servicing AgreementU” means the Sale and Servicing Agreement, dated October 21, 2011, between the Seller and the Initial Secured Party.

“USecured ObligationsU” has the meaning set forth in the Sale and Servicing Agreement.

“UServicerU” has the meaning set forth in the Preamble.

“USellerU” has the meaning set forth in the Preamble.

“UTrust AgreementU” means the trust agreement dated September 20, 2011, as amended and restated on October 21, 2011, among the Seller, The Bank of New York Mellon, as owner trustee (not in its individual capacity, but solely as owner trustee, the “Owner Trustee”) and BNY Mellon Trust of Delaware as Delaware trustee (the “Delaware Trustee”).

“UUCCU” means the Uniform Commercial Code as in effect in the State of New York on the date hereof.

Section 1.02.       UIncorporation of UCC by ReferenceU.  Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.

ARTICLE TWO

ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS

Section 2.01.       UEstablishment of Securities AccountsU.  The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established the Securities Accounts listed in the definition thereof, (ii) each Securities Account is an account to which financial assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Assignee-Secured Party as entitled to exercise the rights that comprise any financial asset credited to each Securities Account, (iv) all property delivered to the Securities Intermediary by or on behalf of the Assignee-Secured Party or the Initial Secured Party for deposit to one of the Securities Accounts will promptly be credited to that Securities Account and (v) all securities or other property underlying any financial assets credited to any of the Securities Accounts shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Securities Account be registered in the name of the Seller, payable to the order of the Seller or specially endorsed to the Seller except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

Section 2.02.       U“Financial Assets” ElectionU.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to each Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 2.03.       UEntitlement OrdersU.  If at any time the Securities Intermediary shall receive any written order from the Assignee-Secured Party directing transfer or redemption of any financial asset relating to any Securities Account, the Securities Intermediary shall comply with such order without further consent by the Seller, the Servicer, the Initial Secured Party or any other Person.  If at any time the Assignee-Secured Party notifies the Securities Intermediary in writing that the lien of the Indenture has been released, the Securities Intermediary shall thereafter comply with orders with respect to directing transfer or redemption of any financial asset relating to any Securities Account from the Initial Secured Party without further consent by the Seller, the Servicer or any other Person.  The Securities Intermediary shall have no obligation to transfer or redeem the financial assets credited to the Securities Accounts, and shall be fully protected in refraining from making any such transfer or redemption in the absence of such Entitlement Orders, or prior to the receipt of any Entitlement Order.

Section 2.04.       USubordination of Lien, Waiver of Set-OffU.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Assignee-Secured Party and the Initial Secured Party.  The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Assignee-Secured Party (except that the Securities Intermediary may set off against amounts on deposit in each Securities Account (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of such Securities Account, and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).  Notwithstanding anything contained herein to the contrary, the Securities Intermediary shall have a lien senior to that of the Assignee-Secured Party for any and all amounts required for the payment of the purchase price of a financial asset, which purchase has been placed but not cleared or settled.

Section 2.05.       UNotice of Adverse ClaimsU.  Except for the claims and interests of the Initial Secured Party and the Assignee-Secured Party in the Securities Accounts, the Securities Intermediary does not have actual knowledge (without any obligation of independent inquiry or investigation) of any claim to, or interest in, the Securities Accounts or in any financial asset credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Securities Account or in any financial asset carried therein, the Securities Intermediary to the extent it has actual knowledge thereof, will promptly notify the Assignee-Secured Party, the Initial Secured Party and the Seller thereof to the extent an officer in its corporate trust and agency group has actual knowledge thereof.

ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SECURITIES INTERMEDIARY

Section 3.01.       URepresentations, Warranties and Covenants of the Securities IntermediaryU.  The Securities Intermediary hereby represents and warrants to the Assignee-Secured Party, the Initial Secured Party and the Seller, and covenants that:

(a)         Each Securities Account has been established as set forth in Section 2.01 and such Securities Accounts will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of any Securities Account without the prior written consent of the Assignee-Secured Party (or, after receipt of notice pursuant to Section 2.03 that the lien of the Indenture has been released, the Initial Secured Party).

(b)         No financial asset is or will be registered in the name of the Seller, payable to the order of the Seller, or specially endorsed to the Seller, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

(c)         This Agreement is the valid and legally binding obligation of the Securities Intermediary.

(d)         The Securities Intermediary has not entered into, and until the termination of this Agreement will not enter into, any agreement with any other Person relating to any of the Securities Accounts or any financial assets credited thereto pursuant to which it agrees to comply with entitlement orders of such Person.

(e)         The Securities Intermediary has not entered into any other agreement with the Seller, the Assignee-Secured Party or the Initial Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 2.03.

Section 3.02.       UDuties and Liabilities of the Securities Intermediary GenerallyU.

(a)         The Securities Intermediary shall be entitled to the same rights set forth  with respect to the Indenture Trustee pursuant to Section 6.02 of the Indenture, except that Section 6.02(c) thereunder shall not apply to the Securities Intermediary, and such provisions are incorporated by reference herein.

(b)         The Securities Intermediary undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and the Securities Intermediary shall take such action with respect to this Agreement as it shall be directed pursuant to Section 2.03.

(c)         No provision of this Agreement shall require the Securities Intermediary to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d)         The Securities Intermediary may at any time resign by giving 30 days written notice of resignation to the Initial Secured Party and the Seller; provided however that no such resignation of the Securities Intermediary shall be effective until a successor Securities Intermediary has been appointed and is serving pursuant to the terms hereof.  Upon receiving notice of such resignation, the Initial Secured Party shall promptly appoint a successor and, upon acceptance by the successor of such appointment, release the resigning Successor Intermediary from its obligations hereunder by written instrument, a copy of which instrument shall be delivered to the other parties hereto, the Securities Intermediary and the successor Securities Intermediary.  If no successor shall have been so appointed and have accepted appointment within 45 days after the giving of such notice of resignation, the resigning Securities Intermediary may petition any court of competent jurisdiction for the appointment of such successor.

(e)         The Servicer shall indemnify the Securities Intermediary and its officers, directors, employees and agents against any and all loss, liability or expense (including reasonable attorneys’ fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder not resulting from its own willful misconduct, negligence or bad faith.  The Securities Intermediary shall notify the Servicer promptly of any claim for which it may seek indemnity.  Failure by the Securities Intermediary to so notify the Servicer shall not relieve the Servicer of its obligations hereunder.  The Servicer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Securities Intermediary’s own willful misconduct, negligence or bad faith.  The provisions of this Section 3.02(e) shall survive the termination of this Agreement or the earlier resignation or removal of the Securities Intermediary.

ARTICLE FOUR

MISCELLANEOUS

Section 4.01.       UChoice of Law; Submission to Jurisdiction; Waiver of Jury TrialU.  THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.  REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY’S LOCATION AND EACH SECURITIES ACCOUNT (AS WELL AS THE SECURITY ENTITLEMENTS RELATED THERETO) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.  Each of the parties hereto hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Agreement in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this agreement.

Section 4.02.       UConflict with other AgreementsU.  There are no other agreements entered into between the Securities Intermediary in such capacity and the Seller or the Initial Secured Party with respect to any Securities Accounts.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 4.03.       UAmendmentsU.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 4.04.       USuccessors and AssignsU.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assigns.

Section 4.05.       UNoticesU.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, or overnight delivery service, by facsimile or by electronic mail (if an address therefore has been provided by the respective party in writing) to, in the case of (i) the Seller, at 20800 Madrona Avenue, Torrance, California 90503 (facsimile no. (310) 972-2415), Attention: President; (ii) the Initial Secured Party c/o The Bank of New York Mellon, 101 Barclay Street, Floor 4 West, New York, New York 10286, Attention: Corporate Trust Department, with a copy to American Honda Finance Corporation, as Administrator, at 20800 Madrona Avenue, Torrance, California 90503 (facsimile no. (310) 972-2415), (iii) the Assignee-Secured Party, at Union Bank, N.A., 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, Attention: Corporate Trust Department and (iv) the Securities Intermediary, at Union Bank, N.A., 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, Attention: Corporate Trust Department, or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

Section 4.06.       UTerminationU.  The rights and powers granted herein to the Assignee-Secured Party have been granted in order to perfect its security interest in the Securities Accounts, are powers coupled with an interest and will neither be affected by the bankruptcy of the Seller nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Securities Accounts until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the lien of the Indenture pursuant to Section 2.03, the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests under the Indenture and the Trust Agreement have been terminated.

Section 4.07.       UCounterpartsU.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 4.08.       ULimitation of Liability of Owner TrusteeU.  Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York Mellon, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall The Bank of New York Mellon, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement as if specifically set forth herein.

Section 4.09.       URights of the Indenture TrusteeU.  The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities set forth in the Indenture, as if specifically set forth herein.

Section 4.10.       Communications with Rating Agencies.  If the Securities Intermediary or Indenture Trustee shall receive any written or oral communication from any Rating Agency (or any of their respective officers, directors or employees) with respect to the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, such party agrees to refrain from communicating with such Rating Agency and to promptly (and, in any event, within one Business Day) notify the Administrator of such communication.  Each of the Indenture Trustee and the Securities Intermediary agree to coordinate with the Administrator with respect to any communication received from a Rating Agency and further agree that in no event shall such party engage in any oral communication with respect to the substance of the transactions contemplated hereby or under the Basic Documents or in any way relating to the Notes, with any Rating Agency (or any of their respective officers, directors or employees) without participation of the Administrator.

Neither the Securities Intermediary nor the Indenture Trustee will be responsible for delays attributable to the Administrator’s failure to deliver any information related to any communication with a Rating Agency (with respect to this section, the “Information”), defects in the Information supplied to the Rating Agency or Administrator or other circumstances beyond the control of the Securities Intermediary or Indenture Trustee.  In addition, neither the Securities Intermediary nor the Indenture Trustee shall be under any obligation to make any determination as to the veracity or applicability of any Information provided to it, or whether any such Information is required to be maintained on a website or other public medium.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

AMERICAN HONDA RECEIVABLES LLC,

By:	/s/ Jan Zimmerman
Name: Jan Zimmerman
Title: Secretary

HONDA AUTO RECEIVABLES 2011-3 OWNER
TRUST,

By:	THE BANK OF NEW YORK MELLON
not in its individual capacity but solely in its capacity as Owner Trustee of Honda Auto Receivables 2011-3 Owner Trust,

By:	/s/ Antonio Vayas
Name: Antonio Vayas
Title: Vice President

UNION BANK, N.A.,
not in its individual capacity but solely in its capacity as Indenture Trustee, as Assignee-Secured Party and as Securities Intermediary

By:	/s/ P.P. Coward
Name: Patricia Phillips-Coward
Title: Vice President

AMERICAN HONDA FINANCE
CORPORATION, as Servicer

By:	/s/ H. Takarada
Name: H. Takarada
Title: Vice President and Treasurer